TRIANGLE PETROLEUM CORPORATION

TRIANGLE PETROLEUM CORPORATION

Excerpts from Presentation to Potential Investors
February 23, 2010

Forward-Looking Statements

These presentation materials include a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate” and “continue,” or similar words.
Those statements include statements regarding our and members of our management team’s intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and in our other reports we filed with the U.S. Securities and
Exchange Commission. These presentation materials should be read in conjunction with the sections entitled “Management’s Discussion and Analysis of Financial Condition
and Results of Operations,” “Consolidated Financial Statements” and notes related thereto in our Annual Report on Form 10-K for the year ended January 31, 2009 and our
Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, our ability to find oil and gas reserves that are economically recoverable, the volatility of oil and gas prices, the uncertain economic conditions in the United States and globally, our ability to develop reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves.  We use the terms “estimated ultimately recoverable,” or EUR, “resource potential,” “recoverable reserves”
or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC.  Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable.  Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves.  Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us.  The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves.

Furthermore, the forward looking statements contained in these presentation materials are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward looking statements contained herein are expressly qualified by this cautionary statement.

Management Representatives

Dr. Peter Hill

Chief Executive Officer

Jonathan Samuels, CFA

Chief Financial Officer

Experienced Management Team

Jonathan Samuels

Chief Financial Officer

P. Jeffrey McKenna

V.P. Corporate
Development

Currently serves as Chief Financial Officer, Director, and Corporate Secretary of Triangle Petroleum Corporation.

Mr. Samuels served in several roles at Palo Alto Investors with an emphasis on oil and gas exploration and production companies as well as oilfield services companies.  Prior to that, Mr. Samuels has held positions at several other investment organizations, including roles at Alpine
Investors, Orient Global, Ixora Capital and Banc of America Securities.

Mr. Samuels holds a bachelor’s degree from the University of California, San Diego and an MBA from the Wharton School at the University of
Pennsylvania. He is a CFA Charterholder.

Currently serves as V.P. Corporate Development for Triangle Petroleum Corporation.

Mr. McKenna is a senior landman with over 28 years of oil and gas experience in both public and private companies including as a founder of two private oil and gas exploration and production companies (Revolve Energy Inc. and Revolution Energy Ltd.), and as Vice President Land
at Volterra Energy Inc. and OGY Petroleum Ltd., Land Manager at Startech Energy Inc. and various roles at Husky Oil Ltd. and Conoco
Canada Limited.

Mr. McKenna holds a Bachelor of Commerce from Saint Mary’s University.

Dr. Peter Hill

Chief Executive Officer

Currently serves as Chief Executive Officer and Director of Triangle Petroleum Corporation.  Dr. Hill also currently serves as Chairman of the
Board of Torreador Resource Corporation (NASDAQ: TRGL)

Dr. Hill has over 37 years of experience in the international oil and gas industry serving in various executive and non-executive roles most notably: as Director/Chairman at Austral Pacific Energy (2006-2008), President and CEO of Harvest Natural Resources (NYSE: HNR) (2000
to 2005), Technical Director/Chief Operating Officer at Hardy Oil & Gas (1998-2000), and 22 years with BP plc (LSE:BP) holding various senior positions including Chief Geologist, Chief of Staff for BP Exploration, and President of BP Venezuela. Mr. Hill has also served as an independent advisor to Palo Alto Investors (2008 - 2009).

Mr. Hill holds a PhD in Sedimentology from Southampton University & Trinity College, Dublin as well as a B.S. in Geology from Southampton
University

Symbol/Exchange:	TPLM / OTCBB
	TPE / TSX-V
Market Capitalization:	$32.8 million
Shares Outstanding:	69.9 million
Average Daily Trading Volume:	
Total Assets (10/31/09):	$25.1 million
Total Debt Outstanding:	$ 0.0 million

Current Net Bakken Acreage (2/8/10):	4,000
Potential Drilling Locations:	7
Average Working Interest:	30%
2010 Planned Net Wells:	0.3-1.3
Targeted Leasehold Additions:	
18 Month Target (Gross):	100,000
Targeted F&D Costs (bbl) Gross:	$12.00/bbl
$6.0 Million to D&C	
500 mbbl Per Well	

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TRIANGLE PETROLEUM CORPORATION

Triangle Petroleum Overview

Focused Bakken Shale acreage acquisition and development strategy – We currently hold a participation interest in 13,000 gross (4,000 net) acres in the Williston Basin Bakken Shale with plans to accumulate approximately 100,000 gross (30,000 net) acres over the next eighteen months

Operating partner capable of achieving near term development plans – Entered into a two year participation agreement with Slawson Exploration, a private operator with significant experience in the
Bakken Shale

Management team in place to achieve strategic goals – Recent management restructuring focused on a new technically and fiscally disciplined approach designed to achieve growth and cost targets

Bakken Shale Portfolio Highlights

Corporate Detail

Investment Considerations

Focused on growing Bakken Shale acreage position

Targeting 100,000 gross (30,000 net) acres within the next 18 months

Expect to control 10,000 net acres by year end 2010

Strategic joint venture partner has significant operating experience in the Bakken Shale

Slawson Exploration has significant historical experience drilling and acquiring leasehold interests in the Bakken Shale

Expected to commence drilling of our first well in 3Q:10

Industry activity in Rough Rider project area believed to lessen the risk of planned drilling activity

Initial wells are expected to be drilled nearby significant producing wells

Management team has significant experience in the Bakken Shale

Additional upside with over 400,000 net acre position in Nova Scotia

Middle Sandstone Member AU
Northwest Expulsion Threshold AU
Middle Sandstone Member AU
Minot
Central Basin-Poplar Dome AU
Elm Coulee-Billings Nose AU
Sidney
Nesson-Little Knife Structural AU
Glendive
MONTANA
Miles City
0
50Miles
Eastern Expulsion Threshold AU
NORTH DAKOTA
Bismarck

Williston Basin Bakken Shale Overview

USGS Bakken Shale Formation Assessment (April 2008)

Bakken Shale Overview

(1) Bakken Shale data collected from the published report by the United States Geological Survey (April 10, 2008)

Map showing boundary of Bakken-Lodgepole Total Petroleum System (TPS) (in blue), five continuous assessment units (AU) (in green), and one conventional AU (in orange)
defined for the assessment of undiscovered oil resources in the Upper Devonian–
Lower Mississippian Bakken Formation in the U.S. portion of the TPS. The outermost green line defines the area of oil generation for the upper shale member of the formation. Map by USGS.

       Denotes Rough Rider Area

The Bakken Shale formation is the largest oil

accumulation assessed by the USGS (U.S.

Geological Survey) in the Lower 48(1)

In April 2008, the USGS estimated the amount

of technically recoverable reserves in the

Bakken Shale formation (Montana and North

Dakota) to total between 3.0 to 4.3 billion

barrels of oil

Significant running room to acquire leasehold

The Bakken Shale formation (as of the 2008

assessment) is believed to cover approximately

7 million acres located primarily in North

Dakota and Eastern Montana

Field is expanding west of the Nesson

Anticline

Industry activity has reduced drilling risk

in the Rough Rider area

Many of the major operators are shifting focus

from acreage accumulation to development

programs

Three Forks formation offers additional upside

Formation is believed to be present across the

Rough Rider area

GR/Caliper
Density/Neutron Porosity
LODGEPOLE FM
Upper Shale Mbr
Shale
Arg. Dolomite
Sandstone/Limestone
Middle Mbr
Limestone, Sltst (var arg)
BAKKEN 135 FT
Lower Shale Mbr
Shale
"SANISH"
THREE FORKS FM
0 (API Units) 100 30 20 10 0%

GR/Caliper
Density/Neutron Porosity
Lodgepole Fm.
Upper Shale
TARGET
BAKKEN 45 FT
Middle Member (Dolomite, var silty, arg)
Three Forks Fm.
0 (API Units) 100 30 20 10 0%

TRIANGLE PETROLEUM CORPORATION

Middle Bakken Shale – Rock Types

SASKATCHEWAN
MANITOBA
Clastic Sediment Source (Fluvial)
Marginal Marine Prograding Tidal Flat, Shore & Nearshore Complex (ss, ls/dol, sh)
Basinal Facies (sh, ls)
Carbonate Bar Complex
Elm Coulee
?
LIMIT MIDDLE MEMBER
NORTH DAKOTA
MONTANA
WILLISTON BASIN
SOUTH DAKOTA
WYOMING

TRIANGLE PETROLEUM CORPORATION

Bakken Shale Geology – Reservoir Distribution

Sanish Field
Parshall Field
Bartleson 11-32H
1,389 BOEPD
Rigel State 11-16H
3,889 BOEPD
Van Hook 1-13H
Parshall 2-36H
SCALLION
UPPER BAKKEN SHALE
INDUCED FRACTURES
DOLOMITIC SANDSTONE
PACKERS
MIDDLE BAKKEN
LOWER BAKKEN SHALE
UNCONFORMITY
THREE FORKS
Fracture Trends

TRIANGLE PETROLEUM CORPORATION

Bakken Shale – Cross Section

Source: Whiting Petroleum investor presentation

Bakken – Key Requirements

Be within hydrocarbon maturity/expulsion window

Identify rock types with

        i) available rock storage/porosity capacity

       ii) rock properties to permit flow and hold fractures

Drill long laterals in key sandstones/dolomite reservoirs

Deliver quality fracture stimulations/completions

Contain well/infrastructure costs

Have controlled take away capacity to avoid price erosion

Slawson Participation Agreement

Recently entered into a 2 year strategic participation
agreement with Slawson Exploration Corporation to
acquire and develop acreage in the Rough Rider
area of the Bakken Shale

            Terms

100,000 gross acre participation agreement

$25 million gross capital expenditure requirement
per year

Either party can opt-out of additional expenditures
after meeting pro rata annual requirement

Slawson agrees to operate all wells on acquired
acreage

Drilling promote - We agree to pay 33% of well cost
to earn a 30% working interest in all wells drilled in
the covered area

2010 Planned Activity

We have acquired 4,000 net acres to date with plans
to add a minimum of 6,000 net acres by year end
2010

Current 2010 budget of $10.0 million for leases and
$2.5-$6.0 million for drilling capex

First Slawson operated well expected to be drilled in
3Q:10

Participation Agreement Overview

Triangle Petroleum Current Leasehold

BEXP	CLR	EOG	KOG	NOG	XTO	WLL
Gross EUR (mboe)	700	450	450	575	600	600	700
Well Cost (000's)	$ 6,300	$ 5,400	$ 5,200	$ 5,250	$ 4,500	$ 4,500	$ 5,000
F&D Cost (boe)	$ 9.00	$ 12.00	$ 11.56	$ 9.13	$ 7.50	$ 7.50	$ 7.14
IP Results (30-Day Average) bbl's	1,000	980	-	755	1,400	1,880	715
Lateral Lengths	9,500	9,500	4,500	9,000	9,300	5,000	9,000
Frac Stages	28	18+	8-12	15	28	12	15
Bakken Acreage (Net)	287,700	650,000	500,000	31,500	85,000	450,000	90,000

Bakken Shale Industry Peer Comparables(1)

Regional drilling results confirm statistical nature of Bakken Shale

Completion techniques have unlocked development in the play

The industry peer group continues to refine its drilling and completion techniques with the latest wells targeting long laterals of 9,000+ feet and 25-32 stage fracs per well

Brigham Exploration has been the most active driller in the Rough Rider area to date with published 24 hour IP rates averaging 2,420 boepd

Brigham continues to project an estimated ultimate recovery (EUR) of approximately 700 mboe with additional upside potential from the lower Three Forks formation

*XTO and NOG IP results are based on 24hour tests

Industry Peer Comparables

(1) Data related to our industry peer comparables operating in the Bakken Shale has been gathered from publicly available information, including company presentations, conference call transcripts and company press releases, disclosed in 2009 and 2010. We are unable to confirm whether the information was prepared by a qualified reserves evaluator or auditor in accordance with the Canadian Oil & Gas Evaluation Handbook or by an independent engineer or geoscientist within the principles of the
Society of Petroleum Engineers

#	Company	Well	Formation	IP Rate	Stages
1	BEXP	State 36-1 #1H	Bakken	3,807	30
2	BEXP	Jackson 35-34 #1H	Bakken	3,450	30
3	BEXP	Williston 25-36 #1H	Bakken	3,394	32
4	BEXP	Owan-Nehring 37-34 #1H	Bakken	2,513	30
5	BEXP	Strand 16-9-1H	Bakken	2,264	26
6	BEXP	Brad Olson 9-16-1-H	Bakken	2,112	28
7	BEXP	Figaro 29-32-1-H	Bakken	1,895	19
8	BEXP	BCD Farms 16-21 1H	Bakken	1,776	28
9	BEXP	Lee 16-21 1H	Bakken	1,554	28
10	BEXP	Olson 10-15-1H	Bakken	1,433	20
11	NFX	Gladys 1-9H	Bakken	1,377	
12	Burlington	Shenandoah 34-36H	Bakken/TFS	1,272	

#	Company	Well	Formation	Status
13	Zavana	Bobcat 25	Bakken	Producing
14	NFX	Chanel 1-33H	Bakken	Producing
15	BEXP	Kalil 25-36	Bakken	Completing
16	NFX	Marta Ray	Bakken	Completing
17	BEXP	Papineau Trust 17-20	Bakken	Completing
18	BEXP	Jack Erickson 6-31	Bakken	Completing
19	EOG	Round Prairie 1-17H	Bakken	Completing
20	Oasis	Angell	Bakken	Drilling
21	BEXP	Abelmann St. 21-16	Bakken	Drilling
22	CLR	Obert	Bakken	Drilling
23	BEXP	Mortenson 5-32	Bakken	Rigging Up
24	AEZ	Ron Viall	Bakken	Rigging Up
25	BEXP	Arnson 13-24	Bakken	Rigging Up
26	EOG	Hard Scrabble	Bakken	Permitted

WILLIAMS

TRIANGLE
PETROLEUM CORPORATION

Bakken Shale – Rough Rider Project Area

Rough Rider Results/Current Activity

7

6

8

4

12

2

9

5

1

3

11

10

15

16

18

17

21

19

20

22

25

23

24

26

13

14

Rough Rider Results/Current Activity

Williams and McKenzie Counties, North Dakota

* Data gathered from publicly available datapoints including company presentations, conference call transcripts, and company press releases

TPLM Acreage
Position

Cost per Well (000's)	$6,000
Reserves per Well (mboe)	500
Working Interest	33%
Net Revenue Interest	24%
Realized Price (NYMEX - Differential)	$50.00
LOE - $/bbl	$5.00
Production Taxes	10%
Discount Rate	10%
Initial Production (boepd)	820

225%
200%
175%
150%
125%
100%
75%
50%
25%
0%
IRR
40
35
30
25
20
15
10
5
0
Payback (mos)
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00

TRIANGLE PETROLEUM CORPORATION

Bakken Shale Well IRR Sensitivities

Economic assumptions are based on historical performance analysis of 231 horizontal wells (1)
targeting the Bakken Shale formation

At $60 NYMEX oil price,  we expect to generate an IRR of 36% based on current well economic assumptions

Current estimates using longer laterals provide significant upside if confirmed following initial well drilling results

Well Economic Assumptions (8/8th’s )

Bakken Shale Well – IRR NYMEX Price Sensitivities and Payback

(1) Data gathered from the North Dakota bureau of land management database

Financial Overview

Net Offering Proceeds	$	13.0
*Cash (1-31-10)		2.5
Cash Flow		-
Total	$	15.5

Drilling and Related Well Work	$	3.0
Leasehold Acquisition		10.0
Excess Capital		2.5
Total	$	15.5

2010 Capital Plan – Pro Forma Sources and Uses

2010 Capital Expenditures Budget

Targeting exiting the year with 10,000 net acres in the Bakken Shale formation

Average cost less than $1,000/acre

We also plan to commence drilling at least one well beginning in 3Q:10 and potentially up to three gross wells by year end depending on rig availability

$6.0 million gross ($2.0 million net) budgeted for the first well

Actively seeking other leasing opportunities outside of the area covered by the participation agreement with Slawson

Sources

Uses

*1-31-10 cash balance adjusted for Slawson participation agreement

2010				2011				2012				
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net Wells	0.00	0	0	0.25	1	1	1	1	2	2	2	3	3
Cum. Wells	0.00	0.00	0	0.25	1.25	2.25	3.25	4.25	6.25	8.25	10.25	13.25	16.25

Phase 1: Build Company & Team
Phase 2- Leasehold Acquisition
Opportunistic Non-Op
Phase 3: Development

Three Year Development Plan

Phase 1:  Build Company & Team

Completed a management restructuring as part of a new strategic initiative focused on acquiring and developing acreage in onshore unconventional oil and gas basins in North America

Announced a 2 year participation agreement with Slawson Exploration whereby we will acquire leasehold interest and Slawson will operate the wells on the respective acreage

Phase 2:  Leasehold Acquisition

Acquired 13,000 gross (4,000 net) acres in McKenzie and Williams Counties, North Dakota prospective for the Bakken Shale formation

Expect to acquire approximately 100,000 gross acres in the Bakken Shale formation over the next eighteen months

Phase 3:  Development

Expect to commence drilling first horizontal Bakken Shale well in 3Q:10

Multi year drilling program targeting approximately 50 gross (16 net wells) over the next three years

ONSHORE PETROLEUM AGREEMENTS
Energy Map 2009-3
NEW BRUNSWICK
PRINCE EDWARD ISLAND
MAINE (U.S.)
Bay of Fundy
NOVA SCOTIA
ATLANTIC OCEAN
67°
66°
65°
64°
63°
62°
61°
60°
47°
46°
45°
44°

Nova Scotia Upside

We hold an 87% working interest in the
Windsor Block, a largely under-explored
land base in Nova Scotia with numerous
conventional and unconventional shale gas
formation targets

2009 2D Seismic shoot reflects a significant
4-way closure

Estimated risk capital of $2.9 million capable of
providing significant upside return with success

Currently seeking an industry partner to buy
in on a promoted basis

Access to major nearby pipeline feeding the
northeast United States

Improves time to production as well as
attractive transportation costs

Receives NYMEX or premium to NYMEX
price depending on season

Current terms require us to drill one well by
April 2011

Nova Scotia, Canada - Windsor Block (412,964 net acres)

Triangle Petroleum Current Leasehold

Investment Considerations

Focused on growing Bakken Shale acreage position

Targeting 100,000 gross (30,000 net) acres within the next 18 months

Expect to control 10,000 net acres by year end 2010

Strategic joint venture partner has significant operating experience in the Bakken Shale

Slawson Exploration has significant historical experience drilling and acquiring leasehold interests in the Bakken Shale

Expected to commence drilling of our first well in 3Q:10

Industry activity in Rough Rider project area believed to lessen the risk of planned drilling activity

Initial wells are expected to be drilled nearby significant producing wells

Management team has significant experience in the Bakken Shale

Additional upside with over 400,000 net acre position in Nova Scotia